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                                                                   Exhibit 10.26


                            UGLY DUCKLING CORPORATION

                                5,000,000 Shares(1)

                                  Common Stock

                               Purchase Agreement


                                                             February 10, 1997

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
Potomac Tower
1001 Nineteenth Street North
Arlington, Virginia 22209

Dear Sirs:

      Ugly Duckling Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement with you in connection with a private placement of equity securities as set forth below.

    1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to you an aggregate of 5,000,000 shares (the "Firm Securities") of the Company's Common Stock, $.001 par value per share (the "Common Stock"). The Company also proposes to issue and sell to you not more than 750,000 additional shares of Common Stock if requested by you as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by you pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

    2. Representations and Warranties.

       (a) The Company represents and warrants to, and agrees with, you that:

          (i) The Confidential Private Placement Memorandum, subject to completion dated February 4, 1997 (the "Preliminary Memorandum") and the Confidential Private Placement Memorandum dated as of even date (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum are sometimes collectively referred to herein as the "Memorandums"), which relate to the offer and sale of the Securities, including without limitation all exhibits attached thereto and all documents incorporated therein by reference (collectively, the "Additional Materials"), do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, except to the extent that statements in the Preliminary Memorandum, the Final

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(1) Plus an option to purchase up to 750,000 additional shares of Common Stock.
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    Memorandum and any Additional Materials have been supplemented or amended by the Final Memorandum or any Additional Materials bearing a later date.

          (ii) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not result in a material adverse effect in the condition (financial or otherwise), business, net worth or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (iii) The Company and the subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Memorandums; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

          (iv) The Company has an authorized, issued and outstanding capitalization as set forth in the Memorandums. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date (as defined below) or the related Option Closing Date (as defined below), as the case may be, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable.

          (v) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Memorandums fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and cash flows as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions "Summary Consolidated Financial Information," "Capitalization" and "Selected Consolidated Financial Data" in the Memorandums fairly present, in accordance with GAAP, as applicable, on the basis stated in the Memorandums, the information included therein.

          (vi) KPMG Peat Marwick LLP, which has audited certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements included in the Memorandums, are independent public accountants as required by the Securities Act of 1933, as amended (the "Act") and the applicable rules and regulations thereunder.

          (vii) The execution and delivery of this Agreement has been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company

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    in accordance with its terms, except as such enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to rights and remedies of creditors or by general equitable principles.

          (viii) The issuance, offering and sale of the Securities to you by the Company pursuant to this Agreement, the execution and delivery of this Agreement by the Company, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any court, government or governmental authority, domestic or foreign, except such as have been obtained and such as may be required under state securities or blue sky laws, as to which the Company makes no representation, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, in each case, which would have a Material Adverse Effect.

          (ix) Subsequent to December 31, 1996, neither the Company nor any of its subsidiaries has sustained any loss or interference with their respective businesses or properties having or resulting in a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any event, circumstance, or development that results in, or that the Company believes would result in, a Material Adverse Effect, except in each case as described in or contemplated by the Memorandum.

          (x) The Company has not, directly or indirectly, in violation of any law, rule or regulation (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the respective dates of the Memorandums (A) sold, bid for, purchased, or paid anyone any compensation (except under this Agreement) for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (xi) The Company has not distributed and, prior to the later of (A) the Firm Closing Date or any Option Closing Date and (B) the completion of the distribution of the Securities, will not distribute any written offering material in connection with the offering and sale of the Securities other than the Memorandums or any amendments or supplements thereto, or other materials, if any, permitted by the Act.

          (xii) The Company has not offered to sell the Securities by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or

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    broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (xiii) The press release relating to the offering of the Securities issued by the Company complied with the requirements of Rule 135C of the Act and did not constitute an offer within the meaning of Section 5 of the Act.

       (b) You represent and warrant to, and agree with, the Company that:

               (i) You either (i) have a reasonable basis for determining that all of the purchasers of Securities in the offering will be accredited investors within the meaning of subparagraph (a) of Rule 501 under the Act, or (ii) will sell the Securities to foreign persons in offshore transactions under Regulation S of the Act.

              (ii) In your capacity as Initial Purchaser (as defined in the Memorandums) of the Securities, you have complied with all laws, rules and regulations applicable to you in connection with the private placement of the Securities, including without limitation Rule 10b-6 under the Act.

             (iii) You have not, directly or indirectly, in violation of any law, rule or regulation (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the respective dates of the Memorandums (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (iv) You have not offered to sell the Securities by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

    3. Purchase, Sale and Delivery of the Securities.

       (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company, at a purchase price of $17.69375 per share, the Firm Securities on the Firm Closing Date. One or more certificates in definitive form for the Firm Securities that you have agreed to purchase hereunder, in such denomination or denominations and registered in such name or names as you request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to you, against payment by you of the aggregate purchase price therefor by wire transfer in same day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Snell & Wilmer L.L.P.,

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One Arizona Center, Phoenix, Arizona 85004-0001 at 8:00 A.M., Phoenix, Arizona
time, on February 13, 1997, or at such other place, time or date as we may agree upon, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by you at the offices of the Company's transfer agent or registrar at least 24 hours prior to the Firm Closing Date or, if available, will coordinate the transfer of the Firm Securities to you through the facilities of the Depository Trust Company.

       (b) For the sole purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Memorandum, the Company hereby grants to you an option to purchase the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Final Memorandum (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the Nasdaq National Market is open). You shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. You may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed within 24 hours in writing) to the Company setting forth the aggregate number of Option Securities as to which you are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by you but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as you and the Company may agree upon, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell you, and, subject to the terms and conditions herein set forth, you shall become obligated to purchase from the Company, the Option Securities. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph 3(b), to refer to such Option Securities and Option Closing Date, respectively.

       (c) The Company hereby acknowledges that the wire transfer by you of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt (by facsimile or otherwise) for the Securities by you indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that you wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until you execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the wired funds and shall return the wired funds to you as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wire funds are not returned by the Company to you on the same day the wired funds were received by the Company, the Company agrees to pay to you in respect of

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each day the wire funds are not returned by it, in same-day funds, interest at the Prime Rate as stated in the Wall Street Journal on the date hereof on the amount of such wire funds.

    4. Offering of Securities. Upon your authorization of the release of the Firm Securities, the Company understands that you propose to offer the Firm Securities for sale in a private placement upon the terms set forth in the Final Memorandum.

    5. Covenants of the Company. The Company covenants and agrees with you that:

       (a) If, at any time prior to the Option Closing Date, any event occurs as a result of which the Memorandums, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify you thereof and will prepare, at the Company's expense, an amendment or supplement to the Memorandums that corrects such statement or omission or effects such compliance.

       (b) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Memorandums.

       (c) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation (except under this Agreement) for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

    6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the Memorandums and any amendments or supplements thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to you of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to you of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the filing for exemptions of the Securities from state securities and blue sky laws, including filing fees and fees and disbursements of counsel for you relating thereto, and (vi) any additional listing of the Securities on the Nasdaq National Market. If the sale of the Securities provided for herein is not consummated because any condition to your obligations set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by you, the Company will reimburse you upon demand for all reasonable out-of-pocket expenses (including counsel fees

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and disbursements) that shall have been incurred by you in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to you for the loss of anticipated profits from the transactions covered by this Agreement. If the sale of the Securities provided for herein is consummated, you shall pay all of your own out-of-pocket expenses (including fees and disbursements of counsel) and the Company shall have no obligation therefor.

    7. Conditions of Your Obligations. Your obligation to purchase and pay for the Firm Securities shall be subject to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder, in each case in all material respects, and to the following additional conditions:

       (a) You shall have received an opinion, dated the Firm Closing Date, of Snell & Wilmer L.L.P., counsel for the Company, dated the Firm Closing Date to the effect that:

          (i) the Company and each of its subsidiaries listed in Schedule 1 hereto (the "Subsidiaries") have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where, to counsel's knowledge, the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not or would not have a Material Adverse Effect;

          (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Memorandums, and the Company has the corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

          (iii) the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, to counsel's knowledge, are owned by the Company free and clear of any perfected security interests (other than security interests relating to debt described in the Memorandum);

          (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Memorandums; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to counsel's knowledge, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by you pursuant to this Agreement, will be validly issued, fully paid and nonassessable;


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          (v) the execution and delivery of this Agreement has been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreements of the Company, enforceable in accordance with their terms, except insofar as indemnification provisions may be limited by applicable law as to which counsel need not express any opinion and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

          (vi) the issuance, offering and sale of the Securities to you by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or, so far as it is known to such counsel, any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator having jurisdiction over the Company or any of the Subsidiaries, in each case, where such conflict, breach, violation or default would have a Material Adverse Effect;

          (vii) the Company is not, and the transactions contemplated by this Agreement will not cause the Company to become, an investment company subject to registration under the 1940 Act;

          (viii) the stock certificate of the Company to be issued to you is in due and proper form to evidence Securities, has been duly authorized and approved by the Board of Directors of the Company and complies with all legal requirements applicable under the Delaware General Corporation Law; and

          (ix) the issuance and sale of the Securities is exempt from registration under the Act.

Such counsel shall also state that they have no reason to believe that the Final Memorandum, as of its date and the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except such counsel need express no view as to the financial statements and notes thereto, schedules and reports thereon, and other financial and statistical data included or incorporated by reference in the Final Memorandum).


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In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem(s) proper, on certificates or opinions of responsible officers of the Company and public officials and the representations and warranties of you and the Company contained herein, and may limit its opinions to the laws of the United States of America and the States of Arizona and Delaware, as appropriate.

References to the Final Memorandum in this paragraph (a) shall include any amendment or supplement thereto at the date of such opinion.

       (b) You shall have received from KPMG Peat Marwick LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to you, to the effect that:

          (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

          (ii) in their opinion, the audited consolidated financial statements examined by them and included in the Memorandums comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iii) on the basis of carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or total debt of the Company and its consolidated subsidiaries or any decreases in total assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the December 31, 1996 consolidated balance sheet included in the Final Memorandum, or for the period from January 1, 1997 to such specified date there were any decreases, as compared with the same period in the prior year, in total revenues, net income or net income per share, respectively, of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

          (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Memorandums, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with

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    information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

    In the event that the letters referred to above set forth any such changes, decreases or increases which, in your reasonable discretion, are likely to result in a Material Adverse Effect, it shall be a further condition to your obligations that such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless you deem such explanation unnecessary.

    References to the Memorandums in this paragraph (b) with respect to either letter referred to above shall include any amendment or supplement thereto by the date of such letter.

       (c) You shall have received a certificate, dated the Firm Closing Date, of Gregory B. Sullivan and Steven T. Darak in their capacities as the President and the Chief Financial Officer, respectively, of the Company to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of the Firm Closing Date; the Final Memorandum, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date; and

          (ii) subsequent to the dates as of which information is given in the Final Memorandum, neither the Company nor any of its subsidiaries has sustained any loss or interference with their respective businesses or properties having or resulting in a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any event, circumstance, or development that results in, or that the Company reasonably believes will result in, a Material Adverse Effect, except in each case as described in or contemplated by the Final Memorandum.

       (d) On or before the Firm Closing Date, you and your legal counsel shall have received such further certificates, documents or other information as they may have reasonably requested from the Company, including a certificate of the Company's Secretary which states that the Company has not amended any charter of any subsidiary since October 29, 1996.

    All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to you and your legal counsel. The Company shall furnish to you such conformed copies of such opinions, certificates, letters and documents in such quantities as you and your legal counsel shall reasonably request.


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    Your obligation to purchase and pay for any Option Securities shall be subject, in your discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

    8. Registration Rights.

       (a) The Company hereby agrees to use its best efforts to file with the Securities and Exchange Commission (the "Commission") within thirty days after the date of this Agreement a registration statement (a "Registration Statement") for the benefit of the holders of the Securities. The Company further agrees that it will use its best efforts to cause such Registration Statement to be declared effective under the Act as soon as reasonably practicable after such filing. The Company shall further use its best efforts to qualify or register the Securities under such blue sky and other state securities laws as the holders of such Securities shall reasonably request; provided, however, that the Company shall not be obligated to effect any such qualification or registration in any state in which, as a condition thereto, the Company would be required to qualify as a foreign corporation to conduct business in such state or to file a general consent to the service or process.

       (b) If any holder of Securities desires to sell its or his Securities included in the Registration Statement through an underwriter, it may do so provided that the underwriter is reasonably acceptable to the Company. The Company agrees to enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting. The holders of Securities shall not be required to make any representations or warranties to the Company or the underwriter other than those relating to such holders, their Securities and their intended method of distribution for use in the Registration Statement. Other than Sun America Life Insurance Company or its affiliates, transferees or nominees, neither the Company nor any other shareholders of the Company shall be entitled to participate in such registration.

       (c) All registration expenses (exclusive of underwriting discounts and commissions, if any) incurred in connection with any registration, qualification or compliance pursuant to this Section 8 shall be borne by the Company. The Company shall also bear the reasonable fees and expenses of one special counsel of the holders of Securities in connection with such matters.

       (d) The Company will notify each participating holder in writing upon the effectiveness of the registration statement and will, at its expense (i) keep such registration effective until the holders have completed the distribution described in the registration statement relating thereto or until Securities may be sold without restriction or limitation in compliance with federal securities laws, whichever first occurs; and (ii) furnish such number of prospectuses and other documents incident thereto as a holder from time to time may reasonably request.

       (e) The rights to cause the Company to register Securities pursuant to this Agreement may be exercised by any person who purchases Securities from the Initial Purchaser (a "Purchaser") or any permitted assignee of the Purchaser; provided that the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such permitted transferee or assignee and the Securities with respect to which such Securities are being assigned. The Company shall, at its expense, update the registration periodically (no more often than quarterly) to substitute transferees as appropriate.

       (f) The Company agrees to indemnify and hold harmless each holder of Securities included in the Registration Statement and each person, if any, who controls such holder within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities to which such holder or such controlling person (collectively "Indemnified Parties") may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by such Indemnified Parties in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Indemnified Party specifically for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have. The Company shall not, without the consent of the Indemnified Parties who have notified the Company of a potential claim of indemnification hereunder, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification is available hereunder (whether or not any Indemnified Parties are a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Indemnified Parties from all liability arising out of such claim, action, suit or proceeding.

       (g) Each holder of Securities included in the Registration Statement shall agree to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer of the Company, or controlling person of the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent, and only to the extent, such violation was made in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which any such holder may otherwise have.

       (h) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section .

       (i) In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded or shall have been advised by its counsel that there may be one or more legal defenses available to it and/or other indemnified parties that conflict with those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances), or (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

    9. Indemnification and Contribution.

       (a) The Company agrees to indemnify and hold you harmless and each person, if any, who controls you within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which you or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any breach by the Company of the representations or warranties set forth in Section 2(a) of this Agreement;

          (ii) any untrue statement or alleged untrue statement of any material fact contained in the Memorandums or any amendments or supplements thereto;

          (iii) the omission or alleged omission to state in the Memorandums or any amendments or supplements thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading; or

          (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials produced by the Company and used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and, such party or parties, as the case may be, will reimburse, as incurred, you and each such controlling person for any legal or other expenses reasonably incurred by you or such controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in such Memorandums, or any amendments or supplements thereto in reliance upon and in conformity with written information furnished to the Company by you specifically for use therein, or (ii) any breach of Section 2(b) hereof. This indemnity agreement will be in addition to any liability that the Company may otherwise have. The Company shall not, without your prior written consent, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification is available hereunder (whether or not you or any person who controls you within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of you and all of such controlling persons from all liability arising out of such claim, action, suit or proceeding.

       (b) You agree to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer of the Company, or controlling person of the Company or may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandums or any amendments or supplements thereto, (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Memorandums or any amendments or supplements thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by you specifically for use therein, or (iii) any breach of Section 2(b) hereof; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the

Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which you may otherwise have.

       (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section .

       (d) In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded or shall have been advised by its counsel that there may be one or more legal defenses available to it and/or other indemnified parties that conflict with those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by you in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

       (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions or discounts received by you. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or you, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and you agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (e), you shall not be obligated to make contributions hereunder that in the aggregate exceed the total price of the Securities purchased by you under this Agreement, less the aggregate amount of any damages that you have otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, and you set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of
(i) any investigation made by or on behalf of the Company, any of its officers or directors, you or any controlling person referred to in Section 9 hereof and
(ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

    11. Termination.

       (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in your sole discretion by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or, such Option Closing Date, respectively,

          (i) the Company or any of its Subsidiaries shall have, in your reasonable judgment, sustained any loss or interference with their respective businesses or properties having or resulting in a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any event, circumstance of development that results in, or that you reasonably believe would result in, a Material Adverse Effect, except in each case as described in or contemplated by the Final Memorandum;

          (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or minimum or maximum prices shall have been established on the Nasdaq National Market;

          (iii) a banking moratorium shall have been declared by New York or United States authorities; or

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in your reasonable judgment, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Memorandum, as amended as of the date hereof.

       (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party.

    12. Information Supplied by You. The statements set forth in the second paragraph of the Plan of Distribution constitute the only information furnished by you to the Company for the purposes of Section 9 hereof. You confirm that such statements are correct.

    13. Notices. All communications hereunder shall be in writing and, if sent to you, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Friedman, Billings, Ramsey & Co., Inc., Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Edward M. Wheeler; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 2525 East Camelback Road, Suite 1150, Phoenix, Arizona 85016, Attention: Chief Executive Officer.

    14. Successors. This Agreement shall inure to the benefit of and shall be binding upon you, the Company and our respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who controls you within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, (ii) your indemnities contained in
Section 9 of this Agreement shall also be for the benefit of the directors and officers of the Company, and any person or persons who control the Company within the meaning of

Section 15 of the Act or Section 20 of the Exchange Act, and (iii) the provision of Section 8 shall be for the benefit of permitted transferees of you and purchasers to the extent provided therein. No purchaser of Securities from you shall be deemed a successor because of such purchase.

    15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to any provisions relating to conflicts of laws.

    16. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of Virginia, and by execution and delivery of this Agreement, the Company accepts for itself and in connection with their respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. The Company designates and appoints Ernest C. Garcia, II and such other persons as may hereafter be selected by the Company irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company at its address provided in Section 13 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company in the State of Virginia may be made by registered or certified mail, return receipt requested, to the Company at its address provided in Section 12 hereof, and the Company hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit your right to bring proceedings against the Company in the courts of any other jurisdiction.

    17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and you.

                                    Very truly yours,

                                    UGLY DUCKLING CORPORATION



                                    By:_______________________________
                                          Gregory B. Sullivan
                                          President


The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.



By:________________________________
    Name:__________________________
    Title:_________________________

                                   Schedule 1

                                 SUBSIDIARIES


Name                                             Jurisdiction of Incorporation
----                                             -----------------------------
Duck Ventures, Inc.                                         Arizona
Ugly Duckling Car Sales, Inc.                               Arizona
Champion Acceptance Corp.                                   Arizona
Champion Financial Services, Inc.                           Arizona
Champion Receivables Corp.                                  Delaware
Cygnet Finance, Inc.                                        Arizona
Drake Insurance Services, Inc.                              Arizona
Drake Insurance Agency, Inc.                                Arizona
Udrac Rentals, Inc.                                         Arizona
Ugly Duckling Car Sales Florida, Inc.                       Florida
Ugly Duckling Car Sales New Mexico, Inc.                    New Mexico
Udrac, Inc.                                                 Arizona